Exhibit 99.2

October 2006

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or

Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	AVP/Investor Relations
(513) 534-0983	(513) 534-8424

Quarterly Data

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Ratios (percent)
Return on average assets	1.41	1.45	1.41	1.27	1.51	1.63	1.62	0.72
Return on average equity	15.1	16.0	15.3	13.9	16.6	18.1	18.0	7.6
Average equity as a percent of average assets	9.33	9.09	9.17	9.12	9.11	8.98	9.02	9.51
Net interest margin (a)	2.99	3.01	3.08	3.11	3.16	3.29	3.38	3.35
Efficiency (a)	55.5	55.3	54.7	55.6	53.5	52.2	51.6	76.0
Net losses charged off as a percent of average loans and leases	0.43	0.37	0.42	0.67	0.38	0.34	0.40	0.44
Allowance for loan and lease losses as a percent of loans and leases	1.04	1.04	1.05	1.06	1.06	1.09	1.11	1.19
Allowance for credit losses as a percent of loans and leases	1.14	1.14	1.14	1.16	1.16	1.20	1.21	1.31
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.56	0.49	0.51	0.52	0.51	0.51	0.53	0.51
Allowance for loan and lease losses as a percent of nonperforming assets	185.04	210.37	205.78	206.03	207.39	212.17	209.01	235.32
Allowance for credit losses as a percent of nonperforming assets	203.39	230.94	224.76	225.33	226.99	232.88	228.64	259.05

Common Share Data
Earnings per share	$0.68	$0.69	$0.66	$0.60	$0.71	$0.75	$0.73	$0.31
Earnings per diluted share	0.68	0.69	0.65	0.60	0.71	0.75	0.72	0.31
Cash dividends per common share	0.40	0.40	0.38	0.38	0.38	0.35	0.35	0.35
Book value per share	17.96	17.13	17.01	17.00	16.93	16.82	16.04	16.00
Common shares outstanding, excluding treasury	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989
Market price per share:
High	$40.18	$41.02	$41.43	$42.50	$43.99	$44.67	$48.12	$52.34
Low	35.95	35.86	36.30	35.04	36.38	40.24	42.05	45.32
End of period	38.08	36.95	39.36	37.72	36.75	41.17	42.98	47.30
Price/earnings ratio (b)	14.53	13.94	14.52	13.57	14.76	15.77	16.22	17.65

Supplemental Data
Common dividends declared ($ in millions)	$223	$223	$211	$211	$210	$195	$194	$195
Full-time equivalent employees	21,301	21,230	21,497	21,681	21,674	21,594	21,287	19,659
Banking centers	1,145	1,138	1,132	1,119	1,106	1,098	1,092	1,011
ATMs	2,114	2,034	2,025	2,024	1,996	1,994	1,988	1,898

(a)	Presented on a fully taxable equivalent basis (“FTE”).
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Quarterly Data

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2005	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Income Statement ($ in millions)
Interest income (FTE)	$1,540	$1,483	$1,405	$1,359	$1,291	$1,223	$1,153	$1,090
Interest expense	821	767	687	624	546	465	394	338
Net interest income (FTE)	719	716	718	735	745	758	759	752
Provision for loan and lease losses	87	71	78	134	69	60	67	65
Noninterest income:
Electronic payment processing revenue	218	211	196	204	190	183	171	175
Service charges on deposits	134	135	126	133	137	132	121	126
Mortgage banking net revenue	36	41	47	42	45	46	41	24
Investment advisory revenue	89	96	91	87	89	92	90	83
Corporate banking revenue	79	82	76	92	71	74	62	65
Other noninterest income	87	76	80	77	82	93	108	84
Securities gains (losses), net	19	14	1	1	8	15	14	(78)
Total noninterest income	662	655	617	636	622	635	607	479
Noninterest expense:
Salaries, wages and incentives	288	303	284	287	285	295	265	266
Employee benefits	74	69	87	65	70	67	82	56
Equipment expense	34	29	27	29	26	25	25	23
Net occupancy expense	63	59	58	59	54	54	54	48
Deposit insurance expense	2	2	2	2	2	2	2	2
Other noninterest expense	306	297	273	321	295	285	277	540
Total noninterest expense	767	759	731	763	732	728	705	935
Income before income taxes and cumulative effect (FTE)	527	541	526	474	566	605	594	231
Taxable equivalent adjustment	6	6	7	7	8	8	8	9
Income before income taxes and cumulative effect	521	535	519	467	558	597	586	222
Applicable income taxes	144	153	160	135	163	180	181	46
Income before cumulative effect	377	382	359	332	395	417	405	176
Cumulative effect of change in accounting principle, net of tax	-	-	4	-	-	-	-	-
Net income	$377	$382	$363	$332	$395	$417	$405	$176
Net income available to common shareholders (a)	$377	$382	$363	$332	$395	$417	$404	$176

Regulatory Capital Data ($ in millions) (b)
Tier I capital	$8,832	$8,660	$8,434	$8,209	$8,030	$7,783	$7,509	$8,522
Tier II capital	2,007	1,957	1,966	2,031	2,016	2,132	2,125	1,654
Total risk-based capital	$10,839	$10,617	$10,400	$10,240	$10,046	$9,915	$9,634	$10,176
Risk-weighted assets	$102,777	$101,605	$99,123	$98,293	$95,316	$91,791	$89,401	$82,633
Tier I capital ratio	8.59%	8.52%	8.51%	8.35%	8.42%	8.48%	8.40%	10.31%
Total risk-based capital ratio	10.55%	10.45%	10.49%	10.42%	10.54%	10.80%	10.78%	12.31%
Tier I leverage ratio	8.54%	8.38%	8.24%	8.08%	7.93%	7.76%	7.62%	8.89%

(a)	Dividends on preferred stock are $.185 million for all quarters presented.
(b)	September 30, 2006 regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 30, 2006	June 30, 2006	March 31, 2005	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,399	$2,670	$2,494	$3,078	$3,372	$2,781	$2,420	$2,561
Available-for-sale and other securities	19,514	20,345	21,276	21,924	22,537	24,647	25,101	24,687
Held-to-maturity securities	359	358	365	389	332	307	303	255
Trading securities	164	173	156	117	105	84	128	77
Other short-term investments	125	207	159	158	113	113	1,213	532
Total cash and securities	22,561	23,753	24,450	25,666	26,459	27,932	29,165	28,112
Loans held for sale	872	931	744	1,304	1,237	783	809	559
Portfolio loans and leases	73,480	72,577	71,422	69,925	68,754	66,296	64,902	59,808
Total loans and leases	74,352	73,508	72,166	71,229	69,991	67,079	65,711	60,367
Allowance for loan and lease losses	(761)	(753)	(749)	(744)	(727)	(722)	(717)	(713)
Bank premises and equipment	1,902	1,853	1,798	1,726	1,643	1,581	1,529	1,315
Operating lease equipment	142	150	137	143	159	161	224	304
Goodwill	2,193	2,194	2,194	2,169	2,176	2,178	2,167	979
Intangible assets	175	185	189	208	220	231	243	150
Servicing rights	504	489	468	441	417	378	378	352
Other real estate owned	80	69	68	54	52	52	60	63
Other assets	4,680	4,663	4,323	4,333	4,218	4,290	3,953	3,527
Total assets	$105,828	$106,111	$105,044	$105,225	$104,608	$103,160	$102,713	$94,456
Liabilities
Deposits:
Demand	$13,883	$14,078	$14,134	$14,609	$14,294	$14,393	$13,960	$13,486
Interest checking	15,855	16,788	17,511	18,282	18,169	18,811	19,722	19,481
Savings	12,392	12,061	11,902	11,276	10,437	9,653	9,711	8,310
Money market	6,462	6,505	6,399	6,129	5,855	4,732	4,777	4,321
Other time	10,818	10,627	10,105	9,313	8,867	8,513	8,017	6,837
Certificates - $100,000 and over	6,871	5,691	5,085	4,343	4,195	3,986	3,867	2,121
Foreign office	2,362	4,773	3,874	3,482	3,678	3,089	5,257	3,670
Total deposits	68,643	70,523	69,010	67,434	65,495	63,177	65,311	58,226
Federal funds purchased	5,434	2,493	3,715	5,323	3,548	4,523	2,669	4,714
Short-term bank notes	-	-	-	-	-	-	775	775
Other short-term borrowings	3,833	5,275	4,472	4,246	6,075	4,972	4,925	4,537
Other liabilities	3,726	3,762	3,632	3,549	3,583	3,641	3,824	3,297
Long-term debt	14,170	14,502	14,746	15,227	16,522	17,494	16,321	13,983
Total liabilities	95,806	96,555	95,575	95,779	95,223	93,807	93,825	85,532
Shareholders’ Equity
Common and preferred equity	11,576	11,411	11,274	11,138	11,038	10,762	10,569	10,507
Additional minimum pension liability	(5)	(5)	(5)	(5)	(4)	(4)	(4)	(64)
Net unrealized gains (losses):
Available-for-sale securities	(382)	(670)	(553)	(395)	(296)	(107)	(295)	(72)
Qualifying cash flow hedges	(5)	(8)	(10)	(13)	(17)	(24)	(24)	(33)
Treasury stock, at cost	(1,162)	(1,172)	(1,237)	(1,279)	(1,336)	(1,274)	(1,358)	(1,414)
Total shareholders’ equity	$10,022	$9,556	$9,469	$9,446	$9,385	$9,353	$8,888	$8,924
Share Data
Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	558,066,338	557,894,188	556,500,991	555,623,430	554,400,091	555,938,071	554,054,749	557,648,989
Treasury shares held	25,360,766	25,532,916	26,926,113	27,803,674	29,027,013	27,489,033	29,372,355	25,802,702

Quarterly Data

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2005	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$73,938	$73,093	$71,634	$70,489	$68,556	$66,762	$65,076	$59,440
Taxable securities	20,836	21,642	22,116	22,376	24,013	24,771	24,935	28,379
Tax exempt securities	587	616	644	698	787	815	856	866
Other short-term investments	159	181	157	200	115	130	328	480
Total interest-earning assets	95,520	95,532	94,551	93,763	93,471	92,478	91,195	89,165
Cash and due from banks	2,355	2,564	2,668	2,847	2,742	2,822	2,619	2,445
Other assets	8,745	8,393	8,261	8,105	8,207	8,182	7,909	6,171
Allowance for loan and lease losses	(752)	(748)	(744)	(727)	(721)	(717)	(714)	(719)
Total assets	$105,868	$105,741	$104,736	$103,988	$103,699	$102,765	$101,009	$97,062
Liabilities
Interest-bearing liabilities:
Interest checking	$16,251	$17,025	$17,603	$17,828	$18,498	$19,267	$19,972	$19,345
Savings	12,279	12,064	11,588	11,036	9,939	9,697	9,339	8,447
Money market	6,371	6,429	6,086	5,974	5,154	4,755	4,786	4,227
Other time	10,794	10,449	9,749	9,143	8,730	8,286	7,787	6,681
Certificates - $100,000 and over	6,415	5,316	4,670	4,354	4,156	3,946	3,539	2,106
Foreign office	3,668	4,382	4,050	3,703	3,925	3,907	4,340	4,073
Federal funds purchased	4,546	3,886	4,553	4,771	4,001	3,952	4,170	4,880
Short-term bank notes	-	-	-	-	-	230	775	1,188
Other short-term borrowings	4,056	4,854	4,718	4,408	5,619	5,190	4,933	5,140
Long-term debt	14,355	14,465	15,132	15,956	16,914	17,049	15,604	15,585
Total interest-bearing liabilities	78,735	78,870	78,149	77,173	76,936	76,279	75,245	71,672
Demand deposits	13,642	13,764	13,674	14,099	13,977	13,905	13,484	13,107
Other liabilities	3,613	3,500	3,312	3,236	3,335	3,357	3,172	3,054
Total liabilities	95,990	96,134	95,135	94,508	94,248	93,541	91,901	87,833
Shareholders’ equity	9,878	9,607	9,601	9,480	9,451	9,224	9,108	9,229
Total liabilities & shareholders’ equity	$105,868	$105,741	$104,736	$103,988	$103,699	$102,765	$101,009	$97,062

Average loans and leases (excluding held for sale)	$72,903	$72,209	$70,603	$69,218	$67,539	$65,649	$64,269	$58,714

Average common shares outstanding:
Basic	555,565,365	554,977,557	554,397,914	553,590,943	553,854,684	553,871,720	556,361,533	560,161,550
Diluted	557,948,598	557,489,491	556,868,587	556,321,949	557,681,044	558,176,454	561,658,848	566,107,746

Quarterly Data

	Three Months Ended
	September 30, 2006	June 30, 2006	March 31, 2005	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Asset Quality ($ in millions)
Nonaccrual loans and leases	$320	$281	$291	$294	$285	$273	$268	$228
Renegotiated loans and leases	—	—	—	—	1	1	1	1
Other assets, including other real estate owned	91	77	73	67	65	66	74	74
Total nonperforming assets	$411	$358	$364	$361	$351	$340	$343	$303
Ninety days past due loans and leases	$196	$191	$160	$155	$156	$129	$129	$142
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$21,150	$20,618	$19,879	$19,299	$18,596	$18,017	$17,501	$16,058
Commercial mortgage	9,879	9,792	9,861	9,188	9,138	9,091	9,048	7,636
Commercial construction	5,879	5,950	5,883	6,342	5,880	5,590	5,365	4,348
Commercial leases	3,752	3,740	3,726	3,698	3,619	3,537	3,416	3,426
Subtotal - commercial	40,660	40,100	39,349	38,527	37,233	36,235	35,330	31,468
Consumer:
Residential mortgage	8,911	8,780	8,405	8,296	8,564	7,808	8,208	7,533
Residential construction	718	748	717	695	649	611	557	378
Credit card	986	945	851	866	805	749	790	843
Home equity	12,429	12,277	12,087	12,000	11,766	11,521	11,085	10,508
Other consumer loans	9,473	9,360	9,318	9,250	9,236	8,343	7,840	7,586
Consumer leases	1,175	1,298	1,439	1,595	1,738	1,812	1,901	2,051
Subtotal - consumer	33,692	33,408	32,817	32,702	32,758	30,844	30,381	28,899
Total loans and leases	$74,352	$73,508	$72,166	$71,229	$69,991	$67,079	$65,711	$60,367
Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$20,769	$20,239	$19,461	$18,909	$18,203	$17,768	$18,073	$15,565
Commercial mortgage	9,833	9,980	9,441	9,159	9,095	9,042	8,385	7,617
Commercial construction	5,913	5,840	6,211	6,051	5,700	5,467	4,870	4,247
Commercial leases	3,740	3,729	3,686	3,611	3,537	3,436	3,393	3,333
Subtotal - commercial	40,255	39,788	38,799	37,730	36,535	35,713	34,721	30,762
Consumer:
Residential mortgage	8,967	8,756	8,351	8,444	8,271	8,453	8,417	7,346
Residential construction	733	735	706	673	624	576	468	378
Credit card	979	897	855	825	778	755	830	827
Home equity	12,366	12,193	12,072	11,884	11,702	11,325	10,909	10,403
Other consumer loans	9,384	9,340	9,311	9,251	8,868	8,089	7,752	7,592
Consumer leases	1,254	1,384	1,540	1,682	1,778	1,851	1,979	2,132
Subtotal - consumer	33,683	33,305	32,835	32,759	32,021	31,049	30,355	28,678
Total average loans and leases	$73,938	$73,093	$71,634	$70,489	$68,556	$66,762	$65,076	$59,440
Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial construction loans	$31	$18	$20	$31	$29	$24	$23	$13
Commercial mortgage	49	62	74	51	53	56	56	51
Commercial loans and leases	167	129	126	146	140	132	132	111
Consumer mortgage and construction	34	34	34	30	31	25	24	24
Other consumer loans and leases	39	38	37	36	33	37	34	30
Total nonperforming loans	$320	$281	$291	$294	$286	$274	$269	$229
Credit Charge-Offs ($ in millions)
Gross charge-offs	$(96)	$(96)	$(96)	$(137)	$(79)	$(76)	$(80)	$(84)
Recoveries	17	29	23	20	15	21	17	19
Net losses charged off	$(79)	$(67)	$(73)	$(117)	$(64)	$(55)	$(63)	$(65)